UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

June 22, 2022
Date of Report (date of earliest event reported)

BlackBerry Limited
(Exact name of registrant as specified in its charter)

Canada			001-38232	98-0164408
(State or other jurisdiction of incorporation or organization)			(Commission File Number)	(I.R.S. Employer Identification No.)

2200 University Ave East
Waterloo	Ontario	Canada		N2K 0A7
(Address of Principal Executive Offices)				(Zip Code)
(519) 888-7465
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	BB	New York Stock Exchange
Common Shares	BB	Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On June 22, 2022 the Company held its Annual and Special Meeting of Shareholders (the “Meeting”). There were 303,049,959 shares of common stock represented at the Meeting. At the Meeting, the Company’s shareholders voted as follows on the matters set forth below:

1.Election of Directors. All eight of the directors named in the proxy statement were elected to serve as directors of the Company, to hold office until the next annual meeting of shareholders or until his or her successor is duly elected or appointed, based upon the following votes:

Director	For	Withheld	Broker Non-Votes
John Chen	192,327,109	36,804,130	73,918,637
Michael A. Daniels	145,952,540	83,178,698	73,918,638
Timothy Dattels	216,574,805	12,556,434	73,918,637
Lisa Disbrow	216,463,361	12,667,877	73,918,638
Richard Lynch	166,842,701	62,288,538	73,918,637
Laurie Smaldone Alsup	216,196,656	12,934,582	73,918,638
V. Prem Watsa	116,231,953	112,899,287	73,918,636
Wayne Wouters	216,289,190	12,842,049	73,918,637
2.Re-appointment of Independent Auditors. The re-appointment of PricewaterhouseCoopers LLP as the independent auditors of the Company as described in the management proxy circular was approved, based upon the following votes:

For	Against	Withheld	Broker Non-Votes
296,684,355	0	6,365,518	3
3.Approval of Unallocated Entitlements under the Equity Incentive Plan. The resolution on the unallocated entitlements under the Company’s Equity Incentive Plan as described in the management proxy circular was approved, based upon the following votes:

For	Against	Abstain	Broker Non-Votes
147,592,971	81,538,266	0	73,918,639
4.Advisory Vote on Executive Compensation. The advisory resolution on executive compensation as described in the management proxy circular was not approved, based on the following votes:

For	Against	Abstain	Broker Non-Votes
101,207,345	127,923,894	0	73,918,637

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackBerry Limited

Date:	June 22, 2022	By:	/s/ Randall Cook
			Name:	Randall Cook
			Title:	Chief Legal Officer